Exhibit 99.1

Moving Cloud to the Edge December 2020

This presentation is being provided for information purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of Ondas Holdings Inc . ’s (“we,” “us,” “our,” “Ondas,” or the “Company”) securities . This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public . Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives, except to the extent required by applicable laws or rules . This presentation may include predictions, estimates or other information that might be considered forward - looking within the meaning of applicable securities laws . While these forward - looking statements represent our current judgments, they are subject to risks and uncertainties that could cause actual results to differ materially . You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation . Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information or future events, except to the extent required by applicable laws or rules . When used herein, words such as “look forward,” “believe,” “continue,” “building,” “may,” “should,” “could,” “would,” “predict,” “potential,” “expect,” “anticipate,” “future,” “intend,” “plan,” “estimate” or variations of such words and similar expressions are intended to identify forward - looking statements . Moreover, new risks regularly emerge and it is not possible for our management to predict or articulate all risks we face, nor can we assess the impact of all risks on our business or the extent to which any risk, or combination of risks, may cause actual results to differ from those contained in any forward - looking statements . All forward - looking statements included in this presentation are based on information available to us on the date of this presentation . Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward - looking statement, whether as a result of new information, future events or otherwise . All subsequent written and oral forward - looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained above and throughout this presentation . Factors that could cause actual results to differ materially from those contemplated in any forward - looking statements made by us herein are often discussed in filings we make with the United States Securities and Exchange Commission (the “SEC”), available at : www . sec . gov . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction . In addition to U . S . GAAP financials, this presentation contains non - GAAP financial measures . These non - GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U . S . GAAP . The non - GAAP financial measures used by the Company may differ from the non - GAAP financial measures used by other companies . A reconciliation of these measures to the most directly comparable U . S . GAAP measure is included in the Appendix to this presentation . Disclaimer 2

Company Overview 3

Company Overview

Snapshot



Corporate Cloud
Ondas Intelligent Base Station
Ondas Intelligent Fog

ONDAS NETWORKS

- **Founded:** 2006; OTC listing in 2018
- **Ticker:** ONDSD (OTCQB)
- **Headquarters:** Sunnyvale, CA
- **Patents:** 14 patents (6 issued in the U.S., 7 pending in the U.S., 1 pending internationally)
- **Industrial IoT Standards:** 802.16s; 802.16t (pending)

Business Highlights

- Ondas provides wireless connectivity solutions for industrial internet applications, typically located at the network edge
- Software platform integrates Fog-computing with intelligent sensor-based solutions at network edge enabling upgrade to high-value MC-IoT applications
- Massive private network upgrade cycle in critical infrastructure markets including Railroads, Drones, Utilities, Public Safety, Oil & Gas
- IP forms core of IEEE wireless standards enabling faster development of ecosystem and markets
- SaaS model and recurring revenue leads to high margins, strong visibility and a capital-light business model
- Blue chip customers and ecosystem partners such as Siemens and JVC Kenwood driving toward broad market adoption of MC-IoT platform

Ecosystem Partners / Customers

BNSF, CSX, IAI, SIEMENS, AURA NETWORK SYSTEMS, JVCKENWOOD, ASSOCIATION OF AMERICAN RAILROADS

Target Markets

Massive, Global Industrial TAM

- Rail / Transit
- Drones (UAS)
- Utilities
- Transportation
- Public Safety
- Oil & Gas
- Security
- Aviation

4

Management Team



Eric Brock
Chairman and CEO

- Entrepreneur with over 20 years of global banking and technology investing experience
- Led public company acquisition of Ondas Networks; drives business, ecosystem development and financial strategy

Clough Capital Partners | EY | Bear Stearns



Stewart Kantor
Chief Financial Officer

- Ondas Networks co-Founder, over 25 years of experience in wireless communications
- Senior-level wireless marketing, finance and product development experience with major cellular operators and data network suppliers

AT&T Wireless | NOKIA | BELLSOUTH Mobility



Tom Bushey
President

- Entrepreneur with M&A, business strategy and capital allocation experience within the industrial, as well as, consumer technology sectors
- Focused on business and corporate development at the holding company

BlackRock | Credit Suisse | Sunderland Capital Partners



Menashe Shahar
Chief Technology Officer,
Ondas Networks Inc.

- Ondas Networks co-Founder, over 30 years of wireless and fixed voice communications experience with broad systems design and development expertise
- Respected technology leader and inventor in broadband wireless systems and standards bodies (IEEE) with extensive patent experience

ADC | NORTEL | Sprint



Guy Simpson
Chief Operating Officer,
Ondas Networks Inc.

- Systems engineer with over 30 years of operational experience in the communications sector
- Extensive software development, applications and operating experience including field deployments

Catapult Communications | PHILIPS | Bell International Laboratories

5

Investment Highlights

ONDAS NETWORKS

1 Disruptive FullMAX software — only solution available for MC-IoT required upgrade

- The Ondas FullMAX solution is a new and highly advanced/patented, Software Defined Radio ("SDR") platform
- Ondas owns the critical IP supporting IEEE standards 802.16s and 802.16t (industrial wireless broadband)

2 Highly strategic Siemens partnership validates technology solution

- Siemens – sole supplier to railroad companies; Ondas has the only solution for mandated upgrade
- Railroad deadline of August 2023 to fully implement network upgrade; no alternatives to Ondas FullMAX exists

3 Deep relationships with long-term strategic partners and customers

- Large, blue-chip partners and customers that rely on the Ondas FullMAX software platform
- Global, Tier 1 industrial vendors support adoption cycle given synergies of MC-IoT solutions

4 SaaS-based, recurring revenue model with significant backlog

- 2020 bookings offer visibility into commercial adoption beginning with Rails and Drones
- Ondas is at an inflection point with a new and highly leveragable SaaS-based model

5 Massive, multi-billion dollar MC-IoT Private Network market opportunity

- The global end markets for Ondas' MC-IoT solutions are large, established and poised to grow rapidly
- Fog and Edge computing along with sensors-based solutions drive ROI for MC-IoT investments

Source: Company Information.

6

Legacy Narrowband ▪ Land Mobile Radio / Push - to - Talk ▪ Supervisory Control and Data Acquisition (“SCADA”) ▪ Low - speed dial up ▪ Antiquated Ondas enables Next - Gen digital apps Standards - Based Broadband Point - to - Multipoint IoT and Edge Enabled Low Cost / High Performance Massive Private Network that requires upgrade The Problem: Required Upgrade of Legacy Networks 7 Ondas Intelligent Base Station Ondas Intelligent Fog Corporate Cloud

FullMAX – Only Solution for Required MC-IoT Upgrade

Disruptive FullMAX software platform – moving cloud to the edge



Legacy Industrial WAN
Corporate Cloud
Legacy NB Base
Legacy NB Base
Legacy NB Remote
Legacy NB Remote
Ondas Intelligent WAN
Corporate Cloud
FullMAX Embedded Software and Edge Processing
FullMAX Intelligent Base Station
Ondas Intelligent Fog
FullMAX Edge Remote
FullMAX Edge Remote
FullMAX Edge Remote
FullMAX Edge Remote
Edge Sensors
Slower
Application Speed / Response Time
Faster

8

Note: Not drawn to scale. COVERAGE RELIABLE SECURE FullMAX platform – 1,000x greater coverage of current networks # Cells Cost 1,000 ~$50.0M 100 ~$10.0M 1 ~$0.1M 5G FullMAX 4G LTE Coverage 28 sq. miles 2,800 sq. miles 2.8 sq. miles Consumer Industrial FullMAX – Coverage, Cost and Security Advantages 9 QUALITY OF SERVICE

FullMAX – High Value Industrial Connectivity Solution

	LoRa Unlicensed LP-WAN (1)	verizon Narrowband IoT at&t	ONDAS FullMAX
Value	*Commodity* *(e.g., Low-cost sensors)*	*Low* *(e.g., Street lamps)*	*High* *(e.g., Train control)*
Private / Licensed	*No*	*No*	*Yes*
Range	*½ Mile*	*1 – 3 Miles*	*30+ Miles*
Speed	*Narrowband*	*Narrowband*	*Broadband*

(1) Low-Power Wide Area Network ("LP-WAN").

10

300x + capacity Capacity upgrade enables Fog computing and other high value, MC - IoT applications Ondas technology enables aggregation of scarce, low frequency spectrum The WIDE Industrial PIPE Enables Fog Computing 11

Target Markets / Applications 12

Market Opportunity Application Customer Segment Partners / Customers Transportation / Rail Signaling , PTC Sensor Networks, LMDR Class I Rail Class II Rail UAS / Drones Managed Service Critical Industries Government Utilities Smart Grid Sensor Networks Electric Gas Water Oil and Gas Pump Control Sensor Networks Oil Field Off - Shore Security Borders, Ports Ship - to - Shore Government Public Safety Land Mobile Data Radio (LMDR) Law Enforcement Fire Safety Aviation AeroMACS Airports Longer Cycle Pipeline (accelerate effort in 2021 and beyond) Advanced Pipeline Activity (2020 and beyond) Massive Private Industrial Network TAM 13

Safer/Faster Trains – Significant Value Creation for Rails

Legacy System

Ondas Intelligent Fog


Onboard Telemetry
ATCS
Voice
PTC
FullMAX Software Platform
ATCS
PTC
Onboard Telemetry
Voice

- Multiple, siloed, single-purpose networks
- Narrowband capacity
- Not upgradable
- Legacy applications
- Lower speed networks
- Power inefficient
- End of life systems

- Single, multi-band platform
- Broadband capacity
- Future-proof, upgradeable Edge
- New, MC-IoT applications
- More efficient network operations
- Increased data rates / throughput
- Lower infrastructure and operating costs

~5% Productivity Increase → ~$4.5 billion Additional Revenue for Railroad Companies

14

▪ 140,000 Miles of Track ▪ 65,000 equipped Rail Crossings ▪ 25,000+ locomotives / 1.6 million rail cars ▪ 900 MHz / 160 MHz Network total addressable market of >$1.5 billion ▪ Common network platforms across all 7 Class 1 Rails Key Class 1 Rail Statistics Source: Siemens Mobility; Ondas estimates. Expect commercial adoption beginning with 900 MHz in Q2 2021 Adoption of FullMAX by Rail infrastructure Class 1 Freight Rail – Required Infrastructure Upgrade 15

The Ondas / Siemens Partnership – May 2020

Siemens partnership addresses FCC-required rail network upgrade


SIEMENS
Siemens Mobility and Ondas Networks bring next-gen wireless communications to North American Rail Market
ONDAS
NETWORKS
The Foundation of MC-IoT Ecosystems

- **Siemens partnership validates Ondas FullMAX solution**
  - Supports new rail applications – Advanced Grade Crossing Activation and Monitoring, Wayside Inspection, Railcar Monitoring, On-locomotive telemetry
  - Dual mode, backwards-compatible systems
  - High value Siemens applications integrated with Ondas' edge software; protocols run in the Ondas Fog
- **Siemens sells and supports Ondas FullMAX platform under the Siemens (Airlink) brand**

Siemens Legacy Solution


SIEMENS

- Narrowband systems using inefficient legacy protocols
- 1980s vintage – No road map
- Multiple unit system; compute not embedded

Ondas / Siemens Solution


ONDAS
NG-WCP

- Next generation platform; rapid response to most new variable or user requirement
- More capacity and throughput, and edge compute enabled
- ATCS protocol on a unified system

16

The Ondas / JVCKenwood Railroad Collaboration

Legacy	The Ondas Solution	
Class 1 Rails NGR-160	**Joint LMDR Platform**	**Disrupt Legacy LMR Voice**
▪ Spectrum underutilized ▪ FCC pressure to utilize band ▪ Increased data requirements	▪ Ondas' spectrum harvesting provides for a wider data pipe ▪ JVCKenwood offers voice radios and field support	▪ Attack Public Safety and Military ▪ > $32 billion market expected by 2027 [(1)] ▪ Tier 1 LMR vendor

Ondas and JVCKenwood actively working to establish broad Land Mobile Data Radio (LMDR) partnership beyond Rail

(1) "Global Land Mobile Radio (LMR) Systems Industry." *Global Industry Analysts, Inc.*, July 2020.

17

▪ Solution to FAA bottleneck – Spectrum efficient, channelized software platform – BVLOS ( ² ) requires dedicated channel to each on - network drone ▪ FullMAX platform superior UAS economic model – Standards - based system with robust ecosystem – Avoids expensive, time consuming development of proprietary SDR system – Lower infrastructure costs – More on - network drones per tower location Poised to become the first nationwide commercial drone network Nationwide Industrial - UAS network Aura Network Systems plans to develop and manage an FAA - approved nationwide UAS ( ¹ ) Command and Control (C2) network (1) Unmanned Aerial Systems (“UAS”). (2) Beyond Visual Line - of - Site (“BVLOS”). The Aura Networks Drone Navigation End - to - End Platform 18

C2 UAS Platform Commercialization

End-to-end software platform – attractive economics and leverages Tier 1 ecosystem

Aura's Nationwide Industrial-UAS network uses Ondas' Software defined platform

AURA NETWORK SYSTEMS

Ondas Software Defined Platform


ONDAS
MARS

- UAS flavor 802.16t+
- High margins; low OpEx
- System sale; IP Licensing and SaaS

Ondas Embedded Software



- FAA expertise required
- High margins; low OpEx
- IP Licensing and SaaS

- Platform opportunity; Tier 1 Drone and Industrial partners
- Operating leverage via limited marketing costs
- Long-lived network leads to predictable rollout; recurring revenue and IP licensing
- IP licensing model for in-Drone Remote (drone OEMs)
- Broader opportunity beyond Industrial / government including UAS freight and passenger mobility

19

Products 20

FullMAX – Software in the Fog



Corporate Cloud
Edge Compute Software
IP Packetization and Transport
Docker / Container Integrated
Edge Compute
Multi Layer Encryption
Authentication
Virtual Firewall
FullMAX Embedded Software and Edge Processing
Network Management Software
Bandwidth Allocation Engine
Packet Prioritization Engine
Fog Application Manager
Traffic Optimizer Engine:
Process at Edge, or
Distribute within Fog, or
Transport to Cloud
Ondas FullMAX Intelligent Base Station
Ondas Intelligent Fog
FullMAX Edge Remote
FullMAX Edge Remote
FullMAX Edge Remote
FullMAX Edge Remote
Edge Sensors
Slower
Application Speed / Response Time
Faster

21

Ondas FullMAX MC-IoT Software Platform

Software platform with configurable base station and remote edge settings



VENUS
ONDAS NETWORKS
DC Input
Reset
Serial
Console
Eth1
Eth2
RF 50Ω
GPS
Remote Software Defined Radio
Container
Other Edge SW
Analytics/AI+ML Layer
Historian
Application Software/ Rules Engine
Protocol Layer
Security/Firewall
Wayside Devices
Sensor Gateway
AEI (1) / Other Data

MC-Edge Appliance

- Secure firewall
- Storage at the edge
- AI/ML analytics capable
- Local decision making

Tier 2 Network Integration

- LoRa Sensor Gateway
- SCADA, AEI
- Wi-Fi

(1) Automatic Equipment Identification ("AEI").

22

FullMAX – Software Defined Radio (SDR) Platforms

Core Network and Edge Devices Host FullMAX Software Platform

Venus


ONDAS
VENUS

- Operates as a Base Station or a Remote Radio
- Narrowband or Broadband Operation
- Mobile and Fixed

Jupiter


ONDAS
JUPITER

- Primarily Base Station Application
- Increased Processing Power (X12 ARM) for 1000s of remotes
- MIMO 2x2 (enhanced coverage, up to 2x throughput)

Mars


ONDAS
MARS

- Primarily Base Station Application
- Increased Processing Power (X12 ARM)
- Very High TX Power (up to 100 Watts)
- MIMO 1x2 (enhanced coverage)

Neptune


ONDAS

- Primarily Remote Radio Mobile & Fixed
- Dust, Water, Shock, and Vibration Resistant
- Drones and Mobile Installation

Mercury


ONDAS
MERCURY

- Low Cost / Compact Remote Radio
- Single Board Design
- High Volume IIoT Radio

Siemens ATCS[(1)]



- High-power Edge Appliance
- Backwards compatible with legacy system
- Ondas strategic partner

(1) ATCS = "Advanced Train Control System."

23

Financial Overview 24

▪ Large deals with blue chip customers ▪ High margins; post - deployment expansion ▪ Integrated solution with Tier 1 Vendors System Sales ▪ Recurring revenue on growing installed base ▪ Networks are long - lived; 15+ years ▪ Entitle customers to software, security upgrades SaaS and System Maintenance ▪ Licensing platform to ecosystem partners: – In - drone radio with Avionics specialist – JV for LMDR base station platform Annual Licensing Leverage Ecosystem Financial Highlights 25 Highly compelling revenue opportunity – deadline of August 2023 to upgrade network; no alternatives to Ondas FullMAX solution

Large Rail Opportunity Supports Near-Term Bookings

- MC-IoT market: large and growing rapidly
- Targeting substantial growth in bookings(1)

2020

Class 1 Rail 900 MHz
Siemens 900 MHz
Drone C2 FCC Build
JVCKenwood LMDR
Network Rail (UK)

2021

Class 1 Rail 900 MHz
Class 1 Rail 160 MHz
Network Rail UK
Siemens 450 MHz
Drone C2 Expansion
LMDR JV – Public Safety
Defense / Security
AeroMACS

2022

Class 1 Rail 900 MHz
Class 1 Rail 160 MHz
Network Rail UK
Siemens 450 MHz
Drone C2 Expansion
LMDR JV – Public Safety
Defense / Security
AeroMACS
Drone C2 Commercial
EU Rail
IoT Managed Services
Oil & Gas
Electric Utility

2023

Class 1 Rail – All
Drone C2 Scale
LMDR JV – All
UK / EU Rail
Defense / Security
AeroMACS
IoT Managed Services
Oil & Gas
Electric Utility

(1) Please refer to Slide 2 for detail on forward-looking expectations and objectives.

26

Business Expansion Market / Global Expansion Investment Platform Development Commercialization IEEE standards OTC Listing 2020 2021 2022 2023 2024 2025 2008 - 19 Class 1 Rail Security Drone (UAS) Utilities Oil & Gas DoD Military Where is Ondas Going? 27 Create Penetrate Scale High Growth Installed Base Recurring Revenue And Licensing Compounder

Appendix 28

FullMAX – Moving Cloud to the Edge 29 FullMAX Edge Remote FullMAX Edge Remote FullMAX Edge Remote FullMAX Edge Remote Ondas FullMAX Intelligent Base Station Corporate Cloud Ondas Intelligent Fog FullMAX Embedded Software and Edge Processing Edge Sensors Faster Application Speed / Response Time Slower

▪ Rail ATCS ▪ LMR Data ▪ Drone C2 ▪ IoT Software ▪ Fog / Edge Compute ▪ Sensors Adoption Cycle Accelerating Flywheel – Ecosystem Accelerates Near - Term Adoption 30 Ecosystem Partner New MC - IoT Apps Emerging Tech Customer Adoption

▪ Law enforcement ▪ Fire safety ▪ Military ▪ Municipal ▪ Critical voice over IP (PTT) ▪ Provides IoT data pipe ▪ Smartphone - type data applications ▪ Carry sensor traffic Huge Global Installed Base FullMAX LMDR ▪ Rail / Transit ▪ Electric utility ▪ Oil & gas ▪ Industrial FullMAX Enables Upgrading of Legacy Applications 31 Industrial IoT requires Private Network Upgrades FullMAX offers 300x Capacity of LMR – PTT 9.6 kbps 3,000 kbps

25 kHz 1 25 kHz 2 25 kHz 3 25 kHz 4 25 kHz 5 25 kHz 25 kHz 25 kHz 25 kHz 25 kHz Edge Remotes Legacy Radios Base Stations FullMAX Solves Bandwidth Bottleneck 32 Ondas’ Software Enables Intelligence at the Edge Ondas Intelligent Fog Legacy Conventional Narrowband Ondas FullMAX Platform FullMAX Software Platform

Mesh LP - WAN FullMAX Wi - Fi NB - IoT LTE Unlicensed Licensed FullMAX MC - IoT COVERAGE RELIABLE SECURE Private Industrial Networks are High Value 33 Public Private

Locomotive Voice and Data Crossings Head of Train End of Train Base Stations Wayside Signaling Defect Detectors Intratrain Communication Back Office Railcar MOTES Maintenance Vehicles / Personnel Drones Train Detection Circuits in Rail Freight Rail – Mission Critical Applications 34

Ondas FullMAX Base Station Ondas Edge Radio Ondas Edge Radio Ondas Edge Radio Ondas Edge Radio FullMAX – Core, Tier 1 Software - defined Platform 35

Large, established global end - markets poised for growth, driven by next - gen IoT connectivity Technology Drivers Edge Computing $16bn global market by 2025 ( ¹ ) Wide Area IoT $33bn by 2022 ( ² ) Large, Established Markets Electric Utility $15bn global market by 2021 ( ³ ) Land Mobile Radio $32bn global market by 2027 (4) Oil & Gas $5bn global market by 2022 (5) Railroads Expected PTC spend > $10bn (6) Drones $43bn in commercial spend by 2024 (7) ▪ Favorable market dynamics creating significant tailwinds for Ondas ▪ Ample support for projected revenue ramp ▪ Thirteen years of software development provides first mover advantage Large End - Markets in Need of Upgrade 36 (1) “Edge Computing Market.” MarketsandMarkets Research Private Ltd., July 2020. (2) “Wide - Area IoT Report.” Dell'Oro Group, Inc., October 2020. (3) “Utility Communication Market.” MarketsandMarkets Research Private Ltd., March 2017. (4) “Global Land Mobile Radio (LMR) Systems Industry.” Global Industry Analysts, Inc., July 2020. (5) “Oilfield Communications Market.” MarketsandMarkets Research Private Ltd., April 2017. (6) Federal Railroad Administration, 2009. (7) “The Drone Market Report 2020 - 2025.” Drone Industry Insights UG, June 2020.

Fiscal Year Ended December 31 st Nine Months Ended September 30 th ($ in millions) Nine Months Ended September 30, 2019 Nine Months Ended September 30, 2020 Year ended December 31, 2019 Year ended December 31, 2018 $0.2 $0.9 $0.0 $0.5 $1.0 $1.5 $2.0 Gross Profit ($11.4) ($4.9) ($15.0) ($10.0) ($5.0) $0.0 LFCF (CFO Less CapEx) ¹ $0.2 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 Revenue $0.2 $0.2 $0.0 $0.5 $1.0 $1.5 $2.0 Gross Profit ($9.1) ($14.7) ($15.0) ($10.0) ($5.0) $0.0 LFCF (CFO Less CapEx) ¹ Source: Company Filings. 1. CFO = Cash Flow From Operations from Cash Flow Statement; Less: CapEx = Purchases of Equipment. ($ in millions) Income Statement 37 $0.3 $2.0 $0.0 $0.5 $1.0 $1.5 $2.0 Revenue

Non - GAAP Financial Measures 38 ▪ As required by the rules of the Securities and Exchange Commission ("SEC"), we provide reconciliations of the non - GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP. Non - GAAP financial measures for the years ended December 31, 2019 and 2018 and the nine months ended September 30, 2020 and September 30, 2019 used in this presentation include: Levered Free Cash Flow ▪ Levered Free Cash Flow is a non - GAAP financial measure and should not be considered as an alternative to net cash flows used in operating activities or as a measure of liquidity. Non - GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to U.S. GAAP ▪ Levered Free Cash Flow is defined as net cash flows used in operating activities less CapEx or purchases of equipment. We present Levered Free Cash Flow because we believe it is frequently used by analysts, investors and other interested parties t o evaluate companies in our industry. Further, we believe it is helpful in highlighting trends in our operating results, becaus e i t excludes, among other things, certain matters that are outside the control of management, while other measures can differ significantly depending on long - term strategic decisions regarding capital structure and capital investments Years Ended December 31, 2018 2019 Net Cash flows Used in Operating Activities $(8,517,263) $(14,664,385) Less: CapEx (Purchase of Equipment) (544,236) (77,936) Levered Free Cash Flow $(9,061,499) $(14,742,321) Nine Months Ended September 30, 2019 2020 Net Cash flows Used in Operating Activities $(11,333,484) $(4,875,137) Less: CapEx (Purchase of Equipment) (72,030) (8,598) Levered Free Cash Flow $(11,405,514) $(4,883,735)

Moving Cloud to the Edge